UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 25, 2006


                        American Technologies Group, Inc.
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             (Exact name of registrant as specified in its charter)


           Nevada                        0-23258                95-4307525
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      (State or other                 (Commission             (IRS Employer
jurisdiction of Incorporation)          File No.)         Identification Number)


                       300 Las Olas Place
                 300 SE Second Street, Suite 860
                       Ft. Lauderdale, FL 33301
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            (Address of principal executive offices)      (Zip code)


       Registrant's telephone number, including area code: (954) 764-4402


              Name of Principal Officer: William N. Plamondon, CEO


                        P.O. Box 90, Monrovia, CA 91016
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                         (Former Address if applicable)


                                   Copies to:
                       Virgil K. Johnson & Paul D. Heimann
                           Erickson & Sederstrom, P.C.
                          Regency Westpointe, Suite 100
                           10330 Regency Parkway Drive
                                 Omaha, NE 68114

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. On June 12, 2006, pursuant to the Bylaws of American Technologies Group, Inc. (the "Company"), the Directors appointed R. Barry Ennis and Michael
S. Luther as additional Directors of the Company.

Mr. Ennis also serves as President of North Texas Steel Company, Inc., a wholly owned subsidiary of the Company, and has been involved in the structural steel industry since 1970. Mr. Ennis has served as the President of the Greater SW Region CRSI (Concrete Reinforcing Steel Institute), as President of the Texas Structural Steel Institute, and is a former board member of the National Association of Purchasing Management of Ft. Worth, Texas.

Mr. Luther has been involved in corporate finance and merchant banking for 20 years. Most recently, Mr. Luther managed a hedge fund associated with Deutsche Bank and during his tenure Mr. Luther led combined transactions of over $1 billion, the most noteable of which was the purchase of Alamo National Car Rental acquired for roughly $4 billion by Cerberus Capital of New York.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

                                    N/A

(b) Form of financial information.

                                    N/A


                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     American Technologies Group, Inc.


                                     By /s/ William N. Plamondon III
                                        ----------------------------------------
                                        William N. Plamondon III


Dated:  June 15, 2006